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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                        --------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported): November 3, 2003

                   REINSURANCE GROUP OF AMERICA, INCORPORATED
             (Exact Name of Registrant as Specified in its Charter)




         MISSOURI                         1-11848              43-1627032
(State or Other Jurisdiction of        (Commission            (IRS Employer
      Incorporation)                   File Number)       Identification Number)

           1370 Timberlake Manor Parkway, Chesterfield, Missouri 63017
                     (Address of Principal Executive Office)
       Registrant's telephone number, including area code: (636) 736-7000





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ITEM 9.  REGULATION FD DISCLOSURES

     On November 3, 2003, Reinsurance Group of America, Incorporated issued a press release announcing the offering of 10,500,000 shares of its common stock. A copy of this press release is furnished with this report as Exhibit 99.1 and incorporated by reference herein.

     The information in Item 9 of this Current Report on Form 8-K and Exhibit
99.1 attached hereto shall not be deemed to be "filed" for the purposes of
Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         REINSURANCE GROUP OF AMERICA,
                                         INCORPORATED



Date: November 3, 2003                   By:  /s/ Jack B. Lay
                                              ----------------------------------
                                              Jack B. Lay
                                              Executive Vice President and
                                              Chief Financial Officer



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                                  EXHIBIT INDEX


Exhibit No.                Exhibit
-----------                -------
  99.1                     Press release of Reinsurance Group of America,
                           Incorporated dated November 3, 2003 announcing the offering of 10,500,000 shares of its common stock.